NYLI VP Schroders Mid Cap Opportunities Portfolio (formerly MainStay VP Wellington Mid Cap Portfolio)	Summary Prospectus May 1, 2024 As revised August 12, 2024

Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus, reports to shareholders and other information about the Portfolio by going online to dfinview.com/NYLIM/?site=VP, by calling 800-624-6782, option 2 or by sending an e-mail to NYLIShareholderServices@nylim.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2024, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.82%	0.82%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.85%	1.10%
Waiver / Reimbursement[2]	(0.02)%	(0.02)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.83%	1.08%

1. Restated to reflect current management fees. The management fee is as follows: 0.82% on assets up to $1 billion; 0.77% on assets from $1 billion to $2 billion and 0.745% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.83% and 1.08%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2026, and thereafter shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 85	$ 269	$ 469	$ 1,047
Service Class	$ 110	$ 348	$ 604	$ 1,338
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in securities of mid capitalization companies. The subadvisor, Schroder Investment Management North America Inc. (the “Subadvisor”), uses bottom-up fundamental analysis to select securities. The Subadvisor seeks to identify securities that it believes offer the potential for capital appreciation based on: novel, superior, or niche products or services; sound operating characteristics; quality of management; an entrepreneurial management team; opportunities provided by mergers, divestitures, or new management; or other factors. In addition, the Subadvisor integrates financially material environmental, social and governance (“ESG”)

characteristics (where available for an issuer) into its investment process. ESG characteristics are one of several factors that contribute to the Subadvisor’s overall evaluation of the risk and return potential of an investment. The Portfolio may also invest in equity securities of companies other than mid cap companies if the Subadvisor believes such investments offer the potential for capital appreciation. The Portfolio may invest in common and preferred stocks, as well as in over-the-counter securities. Based on market or economic conditions, the Portfolio may, through its stock selection process, focus in one or more sectors of the market.

The Portfolio currently defines mid cap companies as companies with a market capitalization within the collective range of the Russell Midcap® Index and S&P MidCap 400® Index. As of December 31, 2023, this range was approximately $270 million to $73 billion. The market capitalization range of these indices changes over time.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic and geopolitical factors for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares and adversely affect the Portfolio and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. There is a risk that if the Portfolio’s strategy of allocating assets among different portfolio management teams does not work as intended, the Portfolio may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Portfolio. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio’s benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio’s benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer non‑cyclical sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Portfolio invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance, as well as two additional indexes over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and

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table. If they were, returns would be less than those shown. In accordance with new regulatory requirements, the Portfolio has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the Russell Midcap® Index. The table also includes the average annual returns of the Russell Midcap® Index and the S&P MidCap 400® Index, which are generally representative of the market sectors or types of investments in which the Portfolio invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC.

Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

Effective August 12, 2024, the Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors, investment objective and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2014-2023)

Best Quarter
2020, Q2	23.94%
Worst Quarter
2020, Q1	-29.03%

Average Annual Total Returns (for the periods ended December 31, 2023)

	Inception	1 Year	5 Years	10 Years

Initial Class	7/2/2001	13.69%	8.20%	6.66%
Service Class	6/5/2003	13.41%	7.93%	6.39%
Russell 3000® Index[1]		25.96%	15.16%	11.48%
Russell Midcap® Index[2]		17.23%	12.68%	9.42%
S&P MidCap 400® Index[3]		16.44%	12.62%	9.27%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.

2.  The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest companies based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000® Index companies.

3.  The S&P MidCap 400® Index is a market capitalization-weighted index of common stocks representing the mid-cap U.S. equity market.

Management

New York Life Investment Management LLC serves as the Manager. Schroder Investment Management North America Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

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Subadvisor	Portfolio Managers	Service Date

Schroder Investment Management North America Inc.	Robert Kaynor, CFA, Portfolio Manager	Since August 2024
	Joanna Wald, Portfolio Manager	Since August 2024
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the New York Life Investments VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Trust and its Management" in the Prospectus.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

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